The Scott James Fund, Inc.
6700 Arlington Boulevard
Falls Church, VA  22042

September 16, 2002

Dear Shareholder:

Your fund started fiscal 2002 at $1,150.90 per share. Results show that our net asset value per share advanced to $1,577.28 per share representing an increase in value of 37% so far this year as compared to the Dow Jones Industrial Average which increased 9.6% over the same six-month period, 11/01/01-4/30/02. Past performance does not indicate future results. Significant market volatility is expected to continue which may result in investment losses when you redeem your shares.

Financial figures for the half-year ended April 30, 2002 are attached.

Respectfully submitted,

/s/Scott S. James
Scott S. James, President


THE SCOTT JAMES FUND, INC.
STATEMENT OF ASSETS & LIABILITIES - APRIL 30, 2002

Figures are listed in U.S. dollars.

ASSETS:
Investments in securities at value                         372,183
(cost $310,363)
Cash                                                        61,518
                                                           -------
TOTAL ASSETS                                               433,701

LIABILITIES:
Management Fee Payable                                           0
                                                          --------
TOTAL LIABILITIES                                                0

NET ASSETS (equivalent to $1,577.28 per share based on
274.96784 shares of capital stock outstanding, 25,000
shares authorized, $.00004 par value)                      433,701
                                                          ========

COMPOSITION OF NET ASSETS:
Paid in capital (Note 2)                                   340,014
Undistributed Net Income                                    31,867
Net Unrealized Appreciation on Investments (Note 3)         61,820
                                                          --------
NET ASSETS, April 30, 2002                                 433,701
                                                          ========
See accompanying notes to financial statements.

Figures are listed in United States dollars.

This is an unaudited report.


Figures are listed in United States dollars.

STATEMENT OF OPERATIONS
Period from November 1, 2001 to April 30, 2002

INVESTMENT INCOME:
Dividends                                                     930
                                                          -------
TOTAL INVESTMENT INCOME                                       930

EXPENSES (Note 4)
           Advisory Fees                                    1,279
           Advisory Fees Waived                            (1,279)
           Margin Interest                                     55
           Other Expenses                                   2,245
           Other Expenses Waived                           (1,920)
                                                           -------
TOTAL EXPENSES                                                380
                                                           -------
NET INVESTMENT INCOME                                         550
                                                           -------
NET REALIZED GAINS ON INVESTMENTS (Note 3)                 31,317

NET UNREALIZED GAINS ON INVESTMENTS 11/01/01               16,530

NET UNREALIZED GAINS ON INVESTMENTS 4/30/02 (Note 3)       61,820
                                                           -------
NET CHANGE IN UNREALIZED GAINS ON INVESTMENTS              45,290
                                                           -------
NET GAINS ON INVESTMENTS                                   76,607
                                                           -------
NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS         77,157
                                                           =======
See accompanying notes to financial statements.

Figures are listed in United States dollars.

This is an unaudited report.


THE SCOTT JAMES FUND, INC.
SCHEDULE OF INVESTMENTS
Period Ending April 30, 2002

COMMON STOCKS 85.8%

SECTOR %
Companies %                   Shares       Value in US Dollars
APPAREL/ACCESSORIES 0.8%
Tandy Brands 0.8%               350           $   3,616

AUDIO & VIDEO EQUIPMENT 1.6%
Boston Acoustics 1.6%           625               7,075

AUTO & TRUCK PARTS 3.6%
Gentex 0.8%                     105               3,324
Modine Manufacturing 1.0%       150               4,413
Universal Manufacturing 1.8%  3,800               7,600

BEVERAGES (NON-ALCOHOLIC) 0.6%
Coca-Cola 0.6%                  50                2,776

BIOTECHNOLOGY & DRUGS 1.4%
Pharmacyclics 1.4%           1,000                6,150

BUSINESS SERVICES 4.0%
Kelly Services 1.0%            150                4,347
REFAC, Inc. 3.0%             4,000               13,200

CHEMICAL MANUFACTURING 6.9%
Arrow-Magnolia 3.0%          6,250               13,125
EDEN Bioscience 2.2%         3,300                9,750
Strategic Diagnostics 1.7%   1,720                7,190

COMMUNICATIONS EQUIPMENT 0.3%
Cisco Systems 0.3%             100                1,465

COMMUNICATIONS SERVICES 2.9%
Verizon Communications 2.9%    310               12,434

COMPUTER HARDWARE 0.3%
Sun Microsystems 0.3%          160                1,309

COMPUTER PERIPHERALS 1.5%
Astro-Med 1.5%               1,600                6,400

COMPUTER SERVICES 4.6%
AOL Timer Warner 0.3%           62                1,179
Technisource 3.5%            6,700               15,011
Yahoo! 0.8%                    230                3,395

COMPUTER STORAGE DEVICES 2.9%
EMC Corp. 2.9%               1,360               12,430

CONSTRUCTION SUPPLIES & FIXTURES 2.6%
Friedman Industries 2.6%     4,200               11,550

CONSUMER FINANCIAL SERVICES 1.1%
American Express 1.1%          120                4,921

ELECTRONIC INSTRUMENTS & CONTROLS 1.6%
American Power Conversion 0.5% 180                2,313
Control Chief Holdings 0.4%    500                1,650
EXX, Inc. 0.7%               6,000                3,060

FOOD PROCESSING 1.8%
OPTA Food Ingredients 1.8%   6,000                7,680

INDEX INVESTMENT 0.7%
S&P 500 Dep. Receipt 0.7%       28                3,020

INSURANCE 2.0%
Crawford & Co. B 2.0%          600                8,460

INVESTMENT SERVICES 0.9%
T. Rowe Price 0.8%             100                3,507
Winmill & Co. 0.1%             400                  584

PHARMACEUTICAL 3.9%
Merck 3.1%                     250               13,585
Pfizer 0.8%                    100                3,635

MEDICAL EQUIPMENT & SUPPLIES 3.4%
Cygnus 3.4%                  3,125               14,719

MISC. FABRICATED PRODUCTS 1.5%
Empire Resources 1.2%        6,000                5,100
SureBeam 0.3%                  200                1,156

OIL & GAS INTEGRATED 1.9%
ExxonMobil 1.9%                200                8,034

PHOTOGRAPHY 3.8%
Chromaline 1.4%              1,900                6,213
CPAC, Inc. 2.4%              1,680               10,433

PRINTING & PUBLISHING 0.5%
DAG Media 0.5%               1,700                2,210

PRINTING SERVICES 0.7%
Champion Industries 0.7%     1,000                2,849

RECREATIONAL PRODUCTS 1.1%
K2, Inc. 1.1%                  600                4,920

RESTAURANTS 5.5%
Dave & Buster's 2.5%         1,000               10,690
Garden Fresh 3.0%            1,000               13,020

RETAIL (DEPARTMENT & DISC.) 1.2%
Duckwall-ALCO 1.2%             375                5,306

RETAIL (SPECIALTY)  1.0%
Books-A-Million 1.0%         1,000                4,390

S&LS/ SAVINGS BANKS 1.1%
NetBank 1.1%                   300                4,815

SCHOOLS 2.3%
American Claims Eval. 2.3%   7,300                9,928

SCIENTIFIC & TECHNICAL INSTRUMENTS 7.1%
Meade Instruments 4.9%       4,330               21,252
Optimal Robotics 2.2%          630                9,400

SECURITY SYSTEMS & SERVICES 0.7%
Firetector 0.7%              2,000                3,000

SEMICONDUCTORS 3.2%
OSI Systems 3.2%               700               13,986

SOFTWARE & PROGRAMMING 4.8%
BMC Software 0.4%              110                1,591
iGATE Software 0.7%            750                3,008
Manchester Tech. 2.8%        4,700               11,985
Microsoft 0.9%                  77                4,024

TOTAL COMMON STOCKS           85.8%             372,183

OTHER INVESTMENTS             14.2%
First Virginia Bank Checking Account              2,500
Pershing Money Market Fund                       59,018

TOTAL OTHER INVESTMENTS       14.2%              61,518
                                               --------
TOTAL INVESTMENTS             100%              433,701

OTHER ASSETS LESS LIABILITIES  0%                     0
                                                -------


NET ASSETS                                      433,701
                                                =======
Figures are listed in United States dollars.
All values are rounded to the nearest dollar.
This is an unaudited report.


THE SCOTT JAMES FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
Period from November 1, 2001 to April 30, 2002              Six Months
	                                                   Ended 4/30/02
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net investment income                                               550
 Net realized gain on investments                                 31,317

 Unrealized appreciation (dep.) on investments 11/01/01           16,530
 Unrealized appreciation (dep.) on investments 04/30/02           61,820
                                                                 --------
Net change in unrealized appreciation (dep.) on investments       45,290
                                                                 --------
  NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS              77,157
	                                                         --------
 Distributions to shareholders from net investment income              0
 Distributions to shareholders from net realized gains                 0
 Net capital share transactions                                  216,931
                                                                 --------
  NET INCREASE IN NET ASSETS                                     294,088

NET ASSETS November 1, 2001                                     $139,613

NET ASSETS April 30, 2002
(including undistributed investment income of $0)               $433,701
                                                               ==========
Figures are listed in United States dollars.
This is an unaudited report.

THE SCOTT JAMES FUND NOTES TO FINANCIAL STATEMENTS

NOTE 1 SUMMARY - SIGNIFICANT ACCOUNTING POLICIES: NATURE OF OPERATIONS The Scott James Fund, Inc. ("the Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

Security Valuations - All investments are carried at fair value, which are Market quotations when readily available or determined in "good faith" by the board of directors when market quotations are not readily available. Short-term investments are valued at cost or at amortized cost consistent with the requirements of Rule 2(a)-4 under the Investment Company Act of 1940. Money market funds are carried at fair value.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Codes that are applicable to regulated investment companies & to distribute all its taxable income to its shareholders. Therefore no federal income tax provision is required.

Distributions To Shareholders - The Fund intends to distribute to shareholders substantially all of its net investment income & net realized long-term capital gains at year-end.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

OTHER: The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

NOTE 2 CAPITAL SHARE TRANSACTIONS: 25,000 shares authorized, par value $.00004. As of 11/01/2001, total par value and paid-in-capital totaled $123,083. As of 4/30/2002, total par value and paid-in-capital totaled $340,014. The net increase in capital stock transactions for the period from November 1, 2001 to April 30, 2002 were as follows:

                                            Shares       Amount
                                         ----------   ----------
Shares sold                              157.68012      223,125
Shares issued in reinvest of dividends           0            0
Shares redeemed                            4.01983        6,194
                                         ----------   ----------
Net increase                             153.66029      216,931
                                         ==========   ==========

NOTE 3 INVESTMENTS: Purchases and sales of investment securities other than short-term investments aggregated $267,864 & $93,982 respectively. The gross unrealized appreciation for all securities totaled $77,905 and the gross unrealized depreciation for all securities totaled $16,085 for a net unrealized appreciation of $61,820. The aggregate cost of securities for federal income tax purposes on April 30, 2002 was $310,363. Net realized gainS on investments for the six-months ended April 30, 2002 was $31,317, all of which were long transactions.

NOTE 4 INVESTMENT ADVISORY AGREEMENT & OTHER RELATED TRANSACTIONS:
The Fund has an investment advisory agreement with The Scott S. James Company, whereby The Scott S. James Company charges a fee of 1% per year on the net assets of the Fund. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly. For the period November 1, 2001 to April 30, 2002 the Fund incurred $1,279 of management fees and $1,920 in registrations, filing fees, accounting fees and franchise taxes. The Scott S. James Company waived the management fees and will waive the management fees until the Fund's net assets exceed $500,000, and will absorb legal, accounting, and registration and filing fees until the Fund's assets exceed $1,000,000. Mr. Scott S. James is the sole owner, director and officer of The Scott S. James Company and is also the president of the Fund.

NOTE 5 DISTRIBUTION TO SHAREHOLDERS:
On October 31, 2001, a distribution of $124.48 per share aggregating $13,627 was paid to shareholders of record on October 31, 2001, $1,313 from net investment income and $12,314 from net realized gains on investments. There were no distributions made during the six-month period from November 1, 2001 to April 30, 2002.

This is an unaudited report.